Resource America, Inc. July 2014 Exhibit 99.1

2
This document and the related presentation may contain forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about Resource America,
Inc.’s ("REXI") plans, objectives, expectations, projections, illustrations and intentions with respect to future operations, and other statements that are not historical facts. Forward-looking statements are sometimes identified by the words "may", "will", "should",
"potential", "predict", "continue", "project", “illustrate”, "guide", or other similar words or expressions. These forward-looking statements are based upon the current beliefs and expectations of REXI’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within REXI’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. REXI does not guarantee that the assumptions underlying such forward looking statements are free from errors. Actual results could differ materially from the anticipated results or other expectations expressed in the forward-looking statements and REXI urges you to review the underlying assumptions and the risk factors and other disclosure contained in filings by
REXI with the Securities and Exchange Commission ("SEC"), including, without limitation, REXI’s most recent annual and quarterly reports filed with the SEC.
REXI’s
SEC filings are available on its website at
www.resourceamerica.com.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.
All subsequent written and oral forward-looking statements attributable to REXI or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this document and the related presentation. Except to the extent required by applicable law or regulation, REXI undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.
This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. A registration statement relating to securities offered by Resource Real Estate Opportunity REIT II, Inc. was declared effective by the SEC February 6,
2014. A written prospectus relating to these securities may be obtained by contacting Resource Securities, Inc., 2005 Market Street, 15th
Floor, Philadelphia, PA 19103.
Safe Harbor

Resource America Overview
Equity Market Capitalization:
Investment Professionals: 66
Office Locations: New York, Philadelphia, London
Los Angeles, Denver, Singapore
Fully Diluted Shares:
Net Corporate Debt: $0
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Resource America, Inc., (NASDAQ: REXI) (the “Company”) is an asset management company that specializes in real estate and credit investments. The Company manages gross aggregate assets under management of nearly $18 billion.
Resource America’s objective is to be best in class among asset managers in the real estate and credit sectors as measured by returns to our investors and the quality of the funds and businesses we manage.
Most of the senior management team has worked together for over 15 years.  Resource America’s investments emphasize consistent value and long-term returns with an income orientation.
$ 209 million
1
22,027,000

1- Based on fully-diluted shares using 7/1/14 price; 2-  As of 3/31/14

Assets Under Management

Sector Product Gross AUM (in MM) as of 3/31/14
Real Estate Debt Resource Capital Corp. $  1,269
Real Estate Equity Opportunity REIT 701 $
Real Estate Funds 647
$  1,348
Credit CVC Credit Partners 10,028 $
ABS 4,223
$  14,251
Other Various $  924
Total $  17,792

Real Estate Debt
* REXI earns a 1.5% fee based on equity capitalization. This number includes preferred equity as of 6/10/14

The Company is the external manager of Resource Capital Corp. (NYSE:RSO), a publicly traded commercial mortgage REIT.  RSO has equity capitalization of $1.02 billion* including a $1.27 billion real estate debt portfolio.
RSO has a powerful core platform and established management team in origination, acquisition, asset management and securitization of real estate debt and debt securities.  The team focuses on originating transitional real estate loans and managing commercial mortgage-backed securities. RSO has consistently paid a cash dividend since inception in 2005.  It raised over $190 million of equity capitalization in 2013 and has already raised $146 million so far this year.
Resource America earns a 1.5% base fee plus a 25% incentive fee over an 8% return, along with expense reimbursements.

Real Estate Equity
The Company is the external manager of Resource Real Estate Opportunity REIT (“Opp. REIT I”), a publicly registered non-traded REIT, that was sold through our extensive broker-dealer channel. Opp. REIT I closed fundraising with a total of $635 million. The registration statement filed by Resource Real Estate Opportunity
REIT II, Inc. (“Opp. REIT II”), a newly formed publicly registered non-traded REIT, was deemed effective by the SEC and launched in February 2014, to raise up to $1 billion, to be managed by Resource America.
Currently 36 Broker-Dealers with over 45,000 representatives have signed agreements to sell Resource Real
Estate Opportunity REIT II.  Resource America earns a 2% acquisition fee, a 1% annual asset management fee,
4.5% of gross rental income property management fees, and an incentive of 15% over a 7% hurdle.
8 Real Estate Partnerships that have invested in a total of 36 properties with a carried value of $569 million
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Joint Venture focused on distressed real estate with Varde, a privately held $7 billion investment management company located in Minneapolis, MN. The JV has invested $168 million to date across 20 properties and currently holds $18 million in assets across two properties.
Opportunity REIT
Real Estate Funds

Credit
CCP HAS RAISED $6.2 Billion

* As of 5/31/14
24 MONTHS
Over the last two years:
CCP has closed 9 CLO’s (8 in the US, 1 in Europe) with assets over $4.6 billion
Completed a $450 million European Initial Public Offering and a $150 million Secondary Offering for CVC
Credit Partners European Opportunities Limited Fund
Closed $917 million in Global Managed Accounts
Raised $120 million in additional capital in CVC Credit Opportunities Fund
The Company owns 33% of CVC Credit Partners L.P., (“CCP”) a partnership jointly owned with CVC Capital
Partners, one of the world’s leading private equity and investment advisory firms.  CCP is an independent credit asset management and investment group focusing on sub-investment grade corporate debt in the
United States and Europe.
•
•
32 Vehicles (24 in the US, 8 in Europe)
Winner of the Creditflux Best CLO Manager Award for 2012 and 2014
$11.1 Billion in AUM ($7.7 Billion in the US, $3.4 Billion in Europe)
Portfolio Snapshot*

ABS / New Products
ABS
• The Company manages 22 securitizations for institutional investors comprised of Bank and Insurance Trust
Preferred Securities, ABS and CMBS.  The group that manages these securitizations also manages a series of private equity funds that invest exclusively in US banks.
New Products
• The Company launched the Diversified Income Fund in Q2 2013, an alternative real estate income mutual fund that invests across global securities, credit and unlisted real estate funds. The target market for this product is affluent investors, to which we are currently distributing Opp. REIT II, although the Diversified Income fund will be able to market to a wider audience given its mutual fund status.
• The Company launched its institutional real estate global securities business with a joint venture with Channel
Capital, an affiliate of an Australian fund manager, Solaris Investment Management with several billion dollars of institutional equity under management.

All Systems In Place High Quality Investment Platforms Long-term Track Record Robust Distribution Channels Capital Invested in Solid Infrastructure Strong and Experienced Team 9

Right Markets, Right Time
•
This is a $105 billion equity market cap sector (Stanger, January 2014)
•
The annual investment rate of $24 billion in 2013 was an 84% increase from 2012 and that number is expected to be much higher in the coming years. (Stanger, January 2014)
•
•
As of May 30, 2014 the US Mortgage REIT sector has a market cap of over $69 billion (NAREIT, May 2014)
•
access to this capital (NAREIT Investment Performance by Property Sector and Subsector, May 2014)
•
The number of deals and players in this market has been relatively constant, while the capital available has increased year over year and is permanent
•
The credit fundraising market place is tremendous and expanding rapidly
•
The Company has partnered with CVC Capital, one of the world’s leading private equity and investment advisory firms, which offers us introductions to large managed accounts
•
Our ability to grow increases exponentially with this partnership and gives us access to global markets
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Credit
We are one of only 15 major players that actively accesses this capital and it is long-term “sticky” money
Our core competencies are in markets that are huge and expanding - real estate and credit products
YTD $7 billion was raised in the mortgage REIT space, and we are one of roughly 10 commercial players with
Core competencies and track record in managing and acquiring multifamily properties sets us apart from others
Market
Non-Traded REIT Market
Mortgage REIT Market

The Company Objectives
Currently acquiring assets for RRE Opportunity REIT I
Raising RRE Opportunity REIT II
Exploring and launching a new type of REIT asset class
Expanding the Interval Fund Platform for Alternative Investments
Growing Resource Capital Corp. through new originations and new platforms
Middle Market Lending
Residential Mortgages

Creating value now for the future

Strong Company – Growth Business
Real Estate Equity Raised by Year
Successful Penetration of Fundraising Channels and Creation of New
Products
CAGR = 63%
12
0
100
200
300
400
500
600
700
2010 2011 2012 2013

Real Estate Business – Increased Equity
Generates Greater Fees
As Our AUM Has Grown, so have the Fees that REXI receives
* Actual through 3/31/14, projected through 12/31/14
CAGR = 34%
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0.0
5.0
10.0
15.0
20.0
25.0
30.0
35.0
40.0
2010 2011 2012 2013 2014*
Other
Real Estate Acquisition Fees
Incentive Management Fees
Base Management Fees
Real Estate Asset Management Fees

Adjusted Cash Flow From Continuing
Operations Equates to Shareholder Value

* Actual through 3/31/14, projected through 12/31/14
Range of
Guidance
-15.0
-10.0
- 5.0
0.0
5.0
10.0
15.0
20.0
25.0
2010 2011 2012 2013 2014*
Adjusted Cash from Operations

Incremental Fundraising Propels Exponential
Growth

Non Traded REIT Growth
2% acquisition fee  (80% margin)
1% asset management fee (60% margin)
Disposition fees, debt financing fees, broker dealer fees, property management  fees
Outlook
Modest fundraising in 2014 with initiation of Opp. REIT II
Accelerated fundraising in 2015-2016 in Opp. REIT II
Fully invested Opp. REIT I will produce approximately $10 million in annual asset management fees
Beginning in 2015, modest incremental fundraising from new REIT product should increase dollars raised by 25-50%
CVC Growth
CLOs - 50 bps collateral management fee (35% margin)
Managed Accounts -70 bps management fee (35% margin) plus 15% incentive above an 8% hurdle on certain accounts
Outlook
Expect to add $3 billion in CLO products each year, along with $1 billion in managed account products
At March 31, 2014:
Legacy CLO assets under management of $8.5 billion with a w/a management fee of 47 bps
Legacy managed account assets under management of $1.6 billion with a w/a management fee of 54 bps
RSO Growth
A 1.5% equity management fee (70% margin) plus 25% incentive above an 8% hurdle
Outlook
Expect to add between $50 -$175 million in new equity annually
At June 30, 2014, RSO’s equity base is approximately $ 940 million
We expect to more than double our pre-tax income over the next few years
Current run rate of $500 million invested per year should grow by $200 - $250 million a year
Fundraising for Opp. REIT II is expected to hit $1 billion over the next 2 - 3 years
Expect to achieve meaningful incentives for 2015 and beyond between $2 - $4 million
Continuing to invest funds raised from Opp. REIT I ($100 - $125 million per quarter)

Tipping Point
Fundraising is at a record pace in our core asset management businesses
We have developed these major platforms and solid distribution channels
Investments in infrastructure have now taken place in our platforms:
Greatly expanded the wholesale distribution force for our non-traded REIT Channel
Acquisition of property management platform with 500 professionals
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We are in huge multi-billion dollar market places with access to lots of perpetual and “sticky” capital that produce fees for long periods of time
We have tremendous operating leverage across all of our businesses, additional funds raised produce incremental revenues with higher margins
Margins are increasing and the fees the businesses generate are increasing as well through recurring asset management fees, property management fees, acquisition fees, disposition fees, exit and performance fees
Invested in significantly experienced professionals from Goldman Sachs to build out our credit team and platform

Balance Sheet is Strong
•
Simplified the businesses
•
Significantly reduced debt, Effectively deleveraged the Company
•
Liquidity has increased
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By Year YE YE YE YE Q1
12/31/2010 12/31/2011 12/31/2012 12/31/2013 3/31/2014
Cash per financials 14,530           12,803            11,899            19,853            17,210
RSO stock 18,070           14,161            14,956            16,969            15,939
Potential Liquidation of Security Positions 2,433             2,981              8,547              7,333              7,175
Potential Liquidation of Fund Interests 4,594             3,577              3,847              5,289              4,883
Total adjusted liquidity 39,627           33,522            39,249            49,444            45,207
Senior Notes 18,820           10,000            10,000            10,000            10,000
TD Facility 12,793           5,303              -                 -                   -
Republic/Sovereign -                 -                 -                 -                   -
Total debt 31,613           15,303            10,000            10,000            10,000
Cash and Liquidity Net of Debt 8,014             18,219            29,249            39,444            35,207
Corporate Credit Facility Availability 14,497

What will we do with this excess cash? • More dividends? • Continue to increase dividends? 18 • Continue to buy back more stock? • Invest in businesses? USE OF CASH